EXHIBIT 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), made effective as of the 9th day of July, 2008 (the “Fourth Amendment Effective Date”), by and among SUPERIOR WELL SERVICES, INC., a Delaware corporation (“SWS”), and SUPERIOR WELL SERVICES, LTD., a Pennsylvania limited partnership (“Superior”), and being the surviving entity of a merger with Bradford Resources, Ltd., a Pennsylvania limited partnership (SWS and Superior are each a “Borrower” and collectively, the “Borrowers”), and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (the “Lender”).
BACKGROUND
     A. The Borrowers are parties to that certain Credit Agreement dated as of October 18, 2005, as amended by that certain First Amendment to Credit Agreement dated as of August 16, 2006, as further amended by that certain Second Amendment to Credit Agreement dated as of August 30, 2006, as further amended by that certain Third Amendment to Credit Agreement dated as of May 15, 2007 (as amended, and as amended, modified and supplemented from to time to time hereafter, the “Credit Agreement”) pursuant to which the Lender has made, inter alia, Revolving Credit Loans available to the Borrowers.
     B. The Borrowers have requested that the Lender to temporarily increase the Revolving Credit Commitment to an amount up to Forty-Five Million Dollars ($45,000,000.00), and the Lender is willing to do so upon the terms and conditions set forth in this Fourth Amendment.
     NOW, THEREFORE, the Borrowers and the Lender, intending to be legally bound, covenant and agree as follows:
SECTION 1. USE OF TERMS; RECITALS
     1.1 The Borrowers acknowledge that the recitals set forth above in the Background above are true and correct and are incorporated herein by reference.
     1.2 Capitalized terms used herein (including the Background above) shall have the same meaning ascribed thereto in the Credit Agreement, unless otherwise specified herein.
SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT
     2.1 The following definitions as set forth in Schedule One of the Credit Agreement are amended and restated in their entirety to read as follows:
     “Inventory Sublimit” means Seven Million Five Hundred Thousand Dollars ($7,500,000.00).
     “Revolving Credit Commitment” means (i) during the period from the Fourth Amendment Effective Date up to November 6, 2008, an amount not to exceed Forty- Five Million Dollars ($45,000,000.00), and (ii) from and after November 6, 2008, an amount not to exceed Twenty Million Dollars ($20,000,000.00).
     “Revolving Credit Note” means the Amended and Restated Revolving Credit Note in the original principal amount of Forty-Five Million Dollars ($45,000,000.00) issued by the Borrowers to the Lender on July 9, 2008, in form and substance satisfactory to the Lender, such note being an amendment and restatement, and not a novation or satisfaction, of that certain Revolving Credit Note dated October 18, 2005 in the original principal amount of Twenty Million Dollars ($20,000,000.00) issued by the Borrowers to the Lender.
     2.2 The meaning ascribed to “Loan Documents” in the Credit Agreement is hereby amended to the extent necessary to expressly incorporate in such meaning this Fourth Amendment.
SECTION 3. AMENDED AND RESTATED REVOLVING CREDIT NOTE
     From and after the Fourth Amendment Effective Date, the Revolving Credit Loans shall be evidenced by an Amended and Restated Revolving Credit Note in the original principal amount of Forty-Five Million Dollars ($45,000,000.00) (the “Amended and Restated Revolving Credit Note”), in form and substance satisfactory to the Lender, appropriately completed and duly executed by the Borrowers. Upon the Lender’s receipt of the appropriately completed and duly executed Amended and Restated Revolving Credit Note, the previously outstanding Revolving Credit Note dated October 18, 2005 in the original principal amount of Twenty Million Dollars ($20,000,000.00) issued by the Borrowers to the Lender (the “Prior Note”) shall be marked amended, restated and replaced by the Amended and Restated Revolving Credit Note. The Amended and Restated Revolving Credit Note is intended as an amendment and restatement, and not a novation or satisfaction, of the Prior Note, and all outstanding principal and unpaid interest and other charges, if any, accrued and owing on the Prior Note shall be outstanding under the Amended and Restated Revolving Credit Note, without discharging any security granted by the Borrowers under the Credit Agreement, the Collateral Documents or otherwise.
SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS
     4.1 The Borrowers hereby ratify, confirm and reaffirm, without condition, all the terms and conditions of the Credit Agreement and the other Loan Documents to which they are a party and agree that they continue to be bound by the terms and conditions thereof as amended by this Fourth Amendment. Except as specifically amended by this Fourth Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Fourth Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction of the Borrowers’ indebtedness and obligations under the Credit Agreement, and the Credit Agreement as herein modified shall continue in full force and effect. The Borrowers further confirm that they have no defense, set-off, recoupment or counterclaim against their obligations under the Credit Agreement, and such obligations are absolute and unconditional.
     4.2 The Borrowers hereby ratify, confirm, reaffirm and restate the grant and conveyance of all liens and security interests granted by the Borrowers to the Lender in the Collateral pursuant to the Collateral Documents, and such liens and security interests continue to secure the Obligations, including, without limitation, the Swing Line Loans. The Borrowers further agree and confirm that the term “Obligations” includes within the meaning thereof, and encompasses, all of the indebtedness and obligations of the Borrowers to the Lender under the Amended and Restated Revolving Credit Note and the Credit Agreement as amended by this Fourth Amendment.
     4.3 The Borrowers represent and warrant to the Lender that:
     (i) this Fourth Amendment, the Amended and Restated Revolving Credit Note and all other documents and instruments executed by the Borrowers and delivered to the Lender in connection herewith (collectively, the “Fourth Amendment Documents”) have been duly authorized, executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their terms;
     (ii) the representations and warranties set forth within Article V of the Credit Agreement continue to be true and correct in all material respects as of the Fourth Amendment Effective Date except to the extent that (A) such representations and warranties expressly relate to an earlier date, or (B) such representations and warranties have changed, and such changes are reflected on revised schedules to the Credit Agreement attached to this Fourth Amendment;
     (iii) no Event of Default or Potential Default has occurred and is continuing on the Fourth Amendment Effective Date;
     (iv) no Material Adverse Effect has occurred since December 31, 2007, and no event or events have occurred and are continuing which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and
     (v) each Borrower has the power and authority to execute, deliver and perform the Fourth Amendment Documents to which it is a party; each Borrower has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of the Fourth Amendment; no consent, approval or authorization of, or declaration or filing with, any Authority, and no consent of any other Person, is required in connection with any Borrower’s execution, delivery and performance of the Fourth Amendment Documents to which it is a party, except for those already duly obtained; the execution, delivery or performance of the Fourth Amendment Documents by the Borrowers does not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Borrower by reason of the terms of any contract, mortgage, lease, agreement, indenture or instrument to which any Borrower is a party or which is binding upon any Borrower, any Law applicable to any Borrower, or the Organization Documents of any Borrower.
     4.4 The Borrowers agree to pay all costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Fourth Amendment and any other Loan Documents executed pursuant hereto.
SECTION 5. CONDITIONS PRECEDENT
     5.1 The amendments set forth in this Fourth Amendment shall be effective as of the Fourth Amendment Effective Date provided that as of the Fourth Amendment Effective Date each of the following conditions has been satisfied or effectively waived by the Lender:
     (i) The representations and warranties set forth in Section 4.3 of this Fourth Amendment shall be true and correct as of the Fourth Amendment Effective Date.
     (ii) Contemporaneously with or prior to the execution hereof, the Borrowers shall deliver, or cause to be delivered, to the Lender:
     (A) the Amended and Restated Revolving Credit Note, duly executed by the Borrowers;

     (B) a Guarantor Acknowledgment and Confirmation, in form and substance satisfactory to the Lender, duly executed by the Guarantor;
     (C) as to SWS, a certificate of its secretary or assistant secretary dated the Fourth Amendment Effective Date and certifying as to (i) true copies of its Certificate of Incorporation and Bylaws, and all amendments thereto, as in effect on the Fourth Amendment Effective Date, (ii) true copies of all action taken by its Board of Directors in authorizing the execution, delivery and performance of the Fourth Amendment Documents and the consummation of the transactions contemplated thereby, and (iii) the names and true signatures of its officers authorized to execute and deliver the Fourth Amendment Documents on behalf of SWS;
     (D) as to Superior, a certificate of its general partner dated the Fourth Amendment Effective Date and certifying as to (i) true copies of its Certificate of Limited Partnership and Limited Partnership Agreement, and all amendments thereto, as in effect on the Fourth Amendment Effective Date, (ii) true copies of all action taken by its partners in authorizing the execution, delivery and performance of the Fourth Amendment Documents and the consummation of the transactions contemplated thereby, and (iii) the names and true signatures of the Persons authorized to execute and deliver the Fourth Amendment Documents on behalf of Superior;
     (E) as to the Guarantor, a certificate of its sole member dated the Fourth Amendment Effective Date and certifying as to (i) true copies of the Guarantor’s Certificate of Formation and Limited Liability Company Agreement, and all amendments thereto, as in effect on the Fourth Amendment Effective Date, (ii) true copies of all action taken as by its sole member in authorizing the execution, delivery and performance of the Fourth Amendment Documents to which it is a party and the consummation of the transactions contemplated thereby, and (iii) the names and true signatures of the Persons authorized to execute and deliver the Fourth Amendment Documents to which it is a party on behalf of the Guarantor;
     (F) a Certificate signed by a Responsible Officer of SWS on behalf of each Borrower, dated as of the Fourth Amendment Effective Date, stating that: (x) the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of such date except to the extent that such representations and warranties expressly relate to an earlier date or such representations and warranties have changed, and such changes are reflected on revised schedules to the Credit Agreement attached to this Fourth Amendment, as though made on and as of such date, (y) no Potential Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date, and (z) no event or circumstance has occurred since December 31, 2007 that has had or could reasonably be expected to have a Material Adverse Effect;

        (G) such other documents, instruments and certificates reasonably required by the Lender and its counsel in connection with the transactions contemplated by this Fourth Amendment.
     (iii) The Lender shall have received evidence satisfactory to the Lender that the liens and security interests in the Collateral in favor of the Lender have priority over all other Liens except Permitted Liens.
     (iv) All legal details and proceedings in connection with the transactions contemplated by this Fourth Amendment shall be satisfactory to counsel for the Lender, and the Lender shall have received all such originals or copies of such documents as the Lender may request.
SECTION 6. MISCELLANEOUS
     6.1 This Fourth Amendment shall be construed in accordance with, and governed by the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflict of laws principles.
     6.2 All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Fourth Amendment may refer to the Credit Agreement and the other Loan Documents without making specific reference to this Fourth Amendment, but nevertheless all such references shall be deemed a reference to the Credit Agreement and the other Loan Documents as respectively amended by this Fourth Amendment unless the context requires otherwise. All references to the Credit Agreement and the other Loan Documents in any document, instrument or agreement executed in connection with the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended by this Fourth Amendment unless the context requires otherwise.
     6.3 This Fourth Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrowers and the Lender. The Borrowers may not assign any of their rights or obligations hereunder without the prior written consent of the Lender.
     6.4 This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Fourth Amendment or any notice, communication, agreement, certificate, document or other instrument in connection with the Credit Agreement and the other Loan Documents shall be effective as delivery of an executed original counterpart thereof.
     6.5 Each Borrower releases, waives and forever discharges and relieves the Lender and its Subsidiaries and Affiliates and the officers, directors, agents, attorneys and employees of each (hereinafter “Releasees”) from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, defenses, offsets, costs or expenses (including attorneys’ fees) of any kind, character or nature whatsoever, vested or contingent, at law, in equity or otherwise (collectively, “Claims”), which such Borrower ever had, now has, or which may result from the past or present state of things, against or related to Releasees. Each Borrower agrees to assume the risk of releasing any and all unknown, unanticipated or misunderstood Claims hereby.

     6.6 THE BORROWERS REAFFIRM AND RESTATE THE PROVISIONS OF SECTION 9.02 OF THE CREDIT AGREEMENT WHEREBY THE BORROWERS GRANTED THE LENDER THE POWER TO CONFESS JUDGMENT AGAINST THE BORROWERS UPON THE OCCURRENCE OF CERTAIN EVENTS, AND THE PROVISIONS OF SECTION 10.09 OF THE CREDIT AGREEMENT WHEREBY THE BORROWERS WAIVED THE RIGHT TO A TRIAL BY JURY, SUCH PROVISIONS BEING INCORPORATED HEREIN BY REFERENCE TO THE SAME EXTENT AS IF REPRODUCED HEREIN IN THEIR ENTIRETY EXCEPT REFERENCES TO THE CREDIT AGREEMENT SHALL BE DEEMED REFERENCES TO THIS FOURTH AMENDMENT.
******SIGNATURES APPEAR ON THE FOLLOWING PAGE******

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused their duly authorized officers to execute and deliver this Fourth Amendment to Credit Agreement the day and year first above written.

WITNESS/ATTEST:	SUPERIOR WELL SERVICES, INC.

/s/ Scott E. Whetsell	By:	/s/ Thomas W. Stoelk

Title: Chief Financial Officer

SUPERIOR WELL SERVICES, LTD.
WITNESS/ATTEST:	By:	Superior GP, L.L.C., Its sole general partner

/s/ Meghan A. Ratchford		By:	/s/ Thomas W. Stoelk

		Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA

	By:	/s/ Joseph F. King

Title: Senior Vice President